Quarterly Holdings Report
for
Fidelity® Environmental Bond Fund
May 31, 2022
ENB-NPRT3-0722
1.9901921.100
Nonconvertible Bonds - 51.6%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.9%
TELUS Corp. 3.4% 5/13/32		200,000	185,633
Verizon Communications, Inc. 3.875% 2/8/29		1,250,000	1,243,678
			1,429,311
Interactive Media & Services - 0.3%
Alphabet, Inc. 1.1% 8/15/30		325,000	273,133
TOTAL COMMUNICATION SERVICES			1,702,444
CONSUMER DISCRETIONARY - 3.8%
Auto Components - 1.0%
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	349,999
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	400,000	361,171
			711,170
Automobiles - 1.6%
Ford Motor Co. 3.25% 2/12/32		1,000,000	839,182
Honda Motor Co. Ltd. 2.271% 3/10/25		400,000	389,915
			1,229,097
Hotels, Restaurants & Leisure - 0.4%
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	280,000	327,582
Household Durables - 0.4%
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	300,000	300,102
Textiles, Apparel & Luxury Goods - 0.4%
AXA Logistics Europe Master SCA 0.375% 11/15/26 (Reg. S)	EUR	300,000	287,849
TOTAL CONSUMER DISCRETIONARY			2,855,800
CONSUMER STAPLES - 4.1%
Beverages - 0.5%
PepsiCo, Inc. 2.875% 10/15/49		500,000	410,348
Food & Staples Retailing - 1.5%
Tesco Corporate Treasury Services PLC 1.875% 11/2/28 (Reg. S)	GBP	300,000	339,924
Walmart, Inc. 1.8% 9/22/31		900,000	781,548
			1,121,472
Food Products - 1.8%
General Mills, Inc. 2.25% 10/14/31		1,600,000	1,350,334
Household Products - 0.3%
Henkel AG & Co. KGaA 1.75% 11/17/26 (Reg. S)		200,000	185,269
TOTAL CONSUMER STAPLES			3,067,423
FINANCIALS - 14.6%
Banks - 9.2%
ABN AMRO Bank NV 2.47% 12/13/29 (b)(c)		500,000	437,645
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	525,000	531,882
Bank of America Corp. 0.981% 9/25/25 (c)		625,000	586,264
Bank of Ireland Group PLC 0.375% 5/10/27 (Reg. S) (c)	EUR	455,000	442,090
Bank of Nova Scotia 0.65% 7/31/24		250,000	236,204
Bayerische Landesbank 1.375% 11/22/32 (Reg. S) (c)	EUR	200,000	188,809
BNP Paribas SA:
0.5% 5/30/28 (Reg. S) (c)	EUR	200,000	192,923
1.675% 6/30/27 (b)(c)		800,000	717,144
BPCE SA 0.5% 1/14/28 (Reg. S) (c)	EUR	100,000	97,406
CaixaBank SA 1.25% 6/18/31 (Reg. S) (c)	EUR	200,000	194,317
Canadian Imperial Bank of Commerce 0.95% 10/23/25		325,000	297,160
Fifth Third Bancorp 1.707% 11/1/27 (c)		500,000	450,376
ING Groep NV:
0.875% 6/9/32 (Reg. S) (c)	EUR	300,000	283,359
1.4% 7/1/26 (b)(c)		800,000	733,966
2.125% 5/23/26 (Reg. S) (c)	EUR	100,000	106,901
NatWest Group PLC 2.057% 11/9/28 (Reg. S) (c)	GBP	300,000	344,150
Rabobank Nederland 1.004% 9/24/26 (b)(c)		750,000	681,199
Royal Bank of Canada 1.15% 7/14/26		500,000	450,869
			6,972,664
Capital Markets - 0.6%
Deutsche Bank AG 3.25% 5/24/28 (Reg. S) (c)	EUR	100,000	106,878
S&P Global, Inc. 2.7% 3/1/29 (b)		400,000	371,230
			478,108
Consumer Finance - 0.7%
John Deere Capital Corp. 3.35% 4/18/29		200,000	195,559
Toyota Motor Credit Corp. 2.15% 2/13/30		325,000	287,271
			482,830
Diversified Financial Services - 2.2%
Acciona Energia Financiacion Filiales SA 0.375% 10/7/27 (Reg. S)	EUR	200,000	195,409
ACEF Holding SCA 1.25% 4/26/30 (Reg. S)	EUR	200,000	176,925
CBRE Global Investors Pan European Core Fund 0.9% 10/12/29 (Reg. S)	EUR	200,000	174,695
Hitachi Finance (UK) PLC 0% 10/29/24 (Reg. S)	EUR	200,000	204,404
Rexford Industrial Realty LP 2.15% 9/1/31		714,000	585,910
VMED O2 UK Financing I PLC:
4.5% 7/15/31 (Reg. S)	GBP	100,000	108,795
4.75% 7/15/31 (b)		200,000	181,000
			1,627,138
Insurance - 1.9%
Metropolitan Life Global Funding I 0.95% 7/2/25 (b)		750,000	696,408
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.875% 5/23/42 (b)(c)		200,000	207,004
Pacific Life Global Funding II 1.375% 4/14/26 (b)		250,000	227,813
Prudential Financial, Inc. 1.5% 3/10/26		325,000	302,973
			1,434,198
TOTAL FINANCIALS			10,994,938
HEALTH CARE - 1.5%
Biotechnology - 0.5%
Amgen, Inc. 3% 2/22/29		400,000	378,617
Health Care Providers & Services - 0.0%
Kaiser Foundation Hospitals 3.15% 5/1/27		50,000	48,868
Pharmaceuticals - 1.0%
Merck & Co., Inc. 1.9% 12/10/28		800,000	729,633
TOTAL HEALTH CARE			1,157,118
INDUSTRIALS - 2.5%
Airlines - 0.1%
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (b)		106,929	93,419
Building Products - 2.0%
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.75% 9/15/30		950,000	792,296
Owens Corning 3.95% 8/15/29		700,000	671,190
			1,463,486
Transportation Infrastructure - 0.4%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	220,000	206,292
Holding d'Infrastructures et des Metiers de l'Environnement 0.125% 9/16/25 (Reg. S)	EUR	100,000	99,053
			305,345
TOTAL INDUSTRIALS			1,862,250
INFORMATION TECHNOLOGY - 4.6%
IT Services - 0.4%
MasterCard, Inc. 1.9% 3/15/31		325,000	284,397
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc. 1.7% 10/1/28		700,000	623,944
ASML Holding NV 2.25% 5/17/32 (Reg. S)	EUR	100,000	106,611
Micron Technology, Inc. 2.703% 4/15/32		700,000	585,433
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 5% 1/15/33		200,000	200,005
			1,515,993
Software - 1.8%
Autodesk, Inc. 2.4% 12/15/31		1,600,000	1,360,333
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 3% 6/20/27		350,000	347,548
TOTAL INFORMATION TECHNOLOGY			3,508,271
MATERIALS - 0.1%
Chemicals - 0.1%
Evonik Industries AG 1.375% 9/2/81 (Reg. S) (c)	EUR	100,000	93,241
REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 7.4%
Alexandria Real Estate Equities, Inc. 2.95% 3/15/34		400,000	349,574
AvalonBay Communities, Inc. 1.9% 12/1/28		250,000	222,771
Boston Properties, Inc. 3.4% 6/21/29		625,000	578,137
Duke Realty LP 2.875% 11/15/29		625,000	574,502
ERP Operating LP 4.15% 12/1/28		325,000	328,156
Federal Realty Investment Trust 1.25% 2/15/26		325,000	295,187
Kimco Realty Corp. 2.7% 10/1/30		625,000	554,913
Prologis LP 1.25% 10/15/30		625,000	504,990
UDR, Inc. 1.9% 3/15/33		775,000	606,926
Welltower, Inc. 2.7% 2/15/27		625,000	592,087
WP Carey, Inc. 2.45% 2/1/32		1,200,000	999,629
			5,606,872
Real Estate Management & Development - 1.5%
Blackstone Property Partners Europe LP 1.625% 4/20/30 (Reg. S)	EUR	300,000	262,084
CTP BV:
0.5% 6/21/25 (Reg. S)	EUR	200,000	189,361
0.75% 2/18/27 (Reg. S)	EUR	100,000	88,354
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	285,000	250,154
Lend Lease Finance Ltd. 3.4% 10/27/27 (Reg. S)	AUD	90,000	58,736
NE Property BV 2% 1/20/30 (Reg. S)	EUR	100,000	81,858
P3 Group SARL 0.875% 1/26/26 (Reg. S)	EUR	200,000	189,797
			1,120,344
TOTAL REAL ESTATE			6,727,216
UTILITIES - 9.3%
Electric Utilities - 6.7%
Avangrid, Inc. 3.15% 12/1/24		500,000	495,110
EnBW Energie Baden-Wuerttemberg AG 1.875% 6/29/80 (Reg. S) (c)	EUR	500,000	485,110
ENEL Finance International NV 1.375% 7/12/26 (b)		800,000	719,225
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (c)	EUR	600,000	595,015
NextEra Energy Capital Holdings, Inc. 1.9% 6/15/28		1,250,000	1,115,157
Northern States Power Co. 2.25% 4/1/31		625,000	552,109
NSTAR Electric Co.:
3.1% 6/1/51		200,000	158,496
3.25% 5/15/29		325,000	310,752
3.95% 4/1/30		325,000	324,340
Public Service Co. of Colorado 3.7% 6/15/28		325,000	323,342
			5,078,656
Independent Power and Renewable Electricity Producers - 1.1%
RWE AG 2.125% 5/24/26 (Reg. S)	EUR	100,000	106,834
The AES Corp. 2.45% 1/15/31		700,000	582,626
Vestas Wind Systems Finance BV 1.5% 6/15/29 (Reg. S)	EUR	100,000	100,513
			789,973
Multi-Utilities - 1.5%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		625,000	597,170
Dominion Energy, Inc. 2.25% 8/15/31		630,000	532,723
			1,129,893
TOTAL UTILITIES			6,998,522
TOTAL NONCONVERTIBLE BONDS (Cost $44,830,279)			38,967,223

U.S. Government and Government Agency Obligations - 31.4%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.2%
Tennessee Valley Authority 1.5% 9/15/31	200,000	171,247
U.S. Treasury Obligations - 31.2%
U.S. Treasury Bills, yield at date of purchase 0.51% 7/5/22	6,000,000	5,996,153
U.S. Treasury Bonds:
1.75% 8/15/41	4,350,000	3,381,785
1.875% 11/15/51	1,700,000	1,295,188
2% 11/15/41	3,300,000	2,679,703
2% 8/15/51	2,843,000	2,230,756
2.25% 5/15/41	570,000	484,923
2.25% 2/15/52	490,000	409,839
2.875% 5/15/52	850,000	817,859
U.S. Treasury Notes:
0.25% 6/15/24 (d)	150,000	143,186
1.375% 11/15/31 (d)	3,235,000	2,837,702
1.875% 2/15/32	2,000,000	1,834,219
2.375% 3/31/29	470,000	455,092
2.75% 4/30/27	1,000,000	996,328
TOTAL U.S. TREASURY OBLIGATIONS		23,562,733
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $26,468,493)		23,733,980

U.S. Government Agency - Mortgage Securities - 2.7%
	Principal Amount (a)	Value ($)
Fannie Mae - 0.8%
1.5% 9/1/36	220,802	204,441
2% 6/1/36 to 11/1/41	411,726	380,374
TOTAL FANNIE MAE		584,815
Freddie Mac - 1.9%
1.5% 12/1/31 to 12/1/36	621,409	582,842
2% 4/1/51 to 1/1/52	581,726	517,390
2.5% 2/1/52	386,002	355,717
TOTAL FREDDIE MAC		1,455,949
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,213,930)		2,040,764

Asset-Backed Securities - 1.9%
	Principal Amount (a)	Value ($)
GoodLeap Sustainable Home Solutions Trust:
Series 2021-5CS Class A, 2.31% 10/20/48 (b)	364,140	322,628
Series 2022-1GS Class A, 2.7% 1/20/49 (b)	766,688	692,033
Sunnova Helios Viii Issuer LLC Series 2022-A Class A, 2.79% 2/22/49 (b)	243,202	226,332
Sunrun Callisto Issuer, LLC Series 2021-2A Class A, 2.27% 1/30/57 (b)	196,076	166,778
Tesla Series 2020-A Class A3, 0.68% 12/20/23 (b)	45,699	45,240
TOTAL ASSET-BACKED SECURITIES (Cost $1,612,396)		1,453,011

Commercial Mortgage Securities - 1.2%
	Principal Amount (a)	Value ($)
Freddie Mac sequential payer:
Series 2020-KG03 Class A2, 1.297% 6/25/30	160,000	136,649
Series 2021-KG05 Class A2, 2% 1/25/31	450,000	402,371
Series 2021-KG06 Class A2, 1.777% 10/25/31	400,000	348,270
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,025,169)		887,290

Foreign Government and Government Agency Obligations - 1.6%
	Principal Amount (a)	Value ($)
German Federal Republic 0% 8/15/31 (Reg. S) (Cost $1,192,637)	1,223,000	1,190,716

Preferred Securities - 3.6%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
Telefonica Europe BV 2.502% (Reg. S) (c)(e)	EUR	500,000	487,123
FINANCIALS - 0.6%
Banks - 0.6%
Banco Bilbao Vizcaya Argentaria SA 6% (Reg. S) (c)(e)	EUR	400,000	427,225
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Citycon Oyj 4.496% (Reg. S) (c)(e)	EUR	100,000	93,981
UTILITIES - 2.3%
Electric Utilities - 2.3%
Iberdrola International BV 3.25% (Reg. S) (c)(e)	EUR	400,000	429,592
ORSTED A/S 2.25% (Reg. S) (c)(e)	EUR	400,000	421,368
TenneT Holding BV 2.995% (Reg. S) (c)(e)	EUR	525,000	564,727
Terna - Rete Elettrica Naziona 2.375% (Reg. S) (c)(e)	EUR	300,000	285,755
			1,701,442
TOTAL PREFERRED SECURITIES (Cost $3,198,432)			2,709,771

Money Market Funds - 5.4%
	Shares	Value ($)
Fidelity Cash Central Fund 0.82% (f) (Cost $4,066,718)	4,065,905	4,066,718

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $84,608,054)	75,049,473
NET OTHER ASSETS (LIABILITIES) - 0.6%	487,149
NET ASSETS - 100.0%	75,536,622

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	28	Jun 2022	3,802,213	38,186	38,186
Eurex Euro-Bund Contracts (Germany)	11	Jun 2022	1,789,898	80,979	80,979
ICE Long Gilt Contracts (United Kingdom)	5	Sep 2022	730,669	13,788	13,788

TOTAL BOND INDEX CONTRACTS					132,953

Treasury Contracts
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	10	Sep 2022	1,284,844	9,279	9,279

TOTAL FUTURES CONTRACTS					142,232
The notional amount of futures sold as a percentage of Net Assets is 10.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	16,081	EUR	15,000	Goldman Sachs Bank USA	6/02/22	(22)
USD	18,904	GBP	15,000	HSBC Bank USA	6/06/22	2
EUR	28,000	USD	29,247	BNP Paribas S.A.	8/05/22	918
EUR	79,000	USD	83,645	BNP Paribas S.A.	8/05/22	1,462
EUR	16,000	USD	17,254	Goldman Sachs Bank USA	8/05/22	(17)
EUR	134,000	USD	141,944	JPMorgan Chase Bank, N.A.	8/05/22	2,416
EUR	15,000	USD	15,825	JPMorgan Chase Bank, N.A.	8/05/22	335
GBP	10,000	USD	12,490	Citibank NA	8/05/22	117
GBP	13,000	USD	16,390	HSBC Bank USA	8/05/22	(1)
GBP	8,000	USD	9,867	JPMorgan Chase Bank, N.A.	8/05/22	218
GBP	7,000	USD	8,860	Royal Bank Of Canada	8/05/22	(35)
GBP	7,000	USD	8,774	State Street Bank And Trust Co	8/05/22	51
USD	56,641	AUD	81,000	State Street Bank And Trust Co	8/05/22	(1,541)
USD	10,361,562	EUR	9,793,000	BNP Paribas S.A.	8/05/22	(188,528)
USD	29,200	EUR	28,000	BNP Paribas S.A.	8/05/22	(964)
USD	12,875	EUR	12,000	BNP Paribas S.A.	8/05/22	(53)
USD	13,892	EUR	13,000	BNP Paribas S.A.	8/05/22	(113)
USD	15,061	EUR	14,000	Goldman Sachs Bank USA	8/05/22	(21)
USD	38,138	EUR	36,000	JPMorgan Chase Bank, N.A.	8/05/22	(646)
USD	290,369	EUR	274,000	JPMorgan Chase Bank, N.A.	8/05/22	(4,814)
USD	133,863	EUR	128,000	State Street Bank And Trust Co	8/05/22	(4,032)
USD	7,405	GBP	6,000	BNP Paribas S.A.	8/05/22	(160)
USD	12,214	GBP	10,000	Citibank NA	8/05/22	(393)
USD	1,447,211	GBP	1,174,000	JPMorgan Chase Bank, N.A.	8/05/22	(32,859)
USD	14,713	GBP	12,000	JPMorgan Chase Bank, N.A.	8/05/22	(415)
USD	13,846	GBP	11,000	JPMorgan Chase Bank, N.A.	8/05/22	(22)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(229,117)

Unrealized Appreciation						5,519
Unrealized Depreciation						(234,636)
Currency Abbreviations
AUD	-	Australian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,519,064 or 8.6% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $149,457.
(e)	Security is perpetual in nature with no stated maturity date.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.82%	1,205,498	125,049,965	122,188,745	7,086	-	-	4,066,718	0.0%
Total	1,205,498	125,049,965	122,188,745	7,086	-	-	4,066,718

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.U.S. Government Agency - Mortgage Securities, Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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